UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                             NORTH BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

                                                                  March 17, 2003



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of North Bancshares, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at 4:00 p.m., local time, on April 25, 2003 at the main office of the Company, located at 100
W. North Avenue, Chicago, Illinois.

         At the Meeting, stockholders will vote on the election of two directors, the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2003 and a stockholder proposal. Your Board of Directors unanimously recommends that you vote FOR the director nominees named herein and FOR the ratification of the appointment of independent auditors. Your Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal.

         Whether or not you plan to attend, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. If your shares are held with a bank or broker, check your proxy card to see if you can also vote by telephone or through the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                                           Very truly yours,



                                                           Mary Ann Hass
                                                           Chairman of the Board

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 25, 2003


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of North Bancshares, Inc. ("North Bancshares" or the "Company") will be held at the main office of the Company, located at 100 West North Avenue, Chicago, Illinois at 4:00 p.m., local time, on April 25, 2003.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       the election of two directors of the Company;

         2. the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2003;

         3. a stockholder proposal regarding the composition of the Board of Directors;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to properly come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on March 3, 2003 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares with a bank or broker, check your proxy card to see whether you can also vote by telephone or through the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors



                                             Victor E. Caputo
                                             Corporate Secretary


Chicago, Illinois
March 17, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2003


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of North Bancshares, Inc. ("North Bancshares" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 100 West North Avenue, Chicago, Illinois, on April 25, 2003, at 4:00 p.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about March 17, 2003. Certain of the information provided herein relates to North Federal Savings Bank ("North Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company will be asked to consider and vote upon: (i) the election of two directors of the Company; (ii) a proposal to ratify the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2003 and (iii) a stockholder proposal regarding the composition of the Board of Directors.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the director nominees named in this Proxy Statement, FOR the ratification of the appointment of the independent auditors and AGAINST the stockholder proposal. The Company does not know of any other matters that may properly come before the Meeting. If any other matters should properly come before the Meeting or any adjournment or postponement thereof, the holders of proxies acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. The ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors and the approval of the stockholder proposal each require the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors and the stockholder proposal, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to these proposals. Proxies marked to abstain will have the same effect as votes against the proposals, and broker non-votes will have no effect on the proposals. One-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Victor E. Caputo, Secretary, North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 3, 2003 will be entitled to one vote for each share then held. As of that date, the Company had 1,142,927 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, including Joseph A. Graber, President and Chief Executive Officer of the Company and the Bank; (ii) Victor E. Caputo, Executive Vice President and Secretary of the Company and the Bank; and (iii) all directors and officers of the Company and the Bank as a group. Except where otherwise noted, the address for each holder listed below is: c/o North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399. For information regarding individual share ownership by the directors of the Company, see "Election of Directors."

       Beneficial Owner             Shares Beneficially Owned   Percent of Class
       ----------------             -------------------------   ----------------
North Bancshares, Inc.                     124,256(1)                10.87%
Employee Stock Ownership Plan

Emerald Investments LP                      87,821(2)                 7.68
DH2, Inc.
Gary Hokin
Rob Rubin
500 Skokie Blvd., Suite 310
Northbrook, Illinois 60062

Mary Ann Hass/Elmer L. Hass                106,922(3)                 9.36

Robert H. Rusher                            76,495(4)                 6.69

Joseph A. Graber                            88,737(5)                 7.69
President and
Chief Executive Officer

Victor E. Caputo                            25,635(6)                 2.22
Executive Vice President and
Secretary

Directors and executive officers           379,777(7)                32.14
of the Company and the Bank as a
group (10 persons)

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), all of which have been allocated to accounts of participants. John P. Koch, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP. Pursuant to the terms of the ESOP, participants have the right to direct the voting of shares allocated to their accounts.

(2) As reported by Emerald Investments, LP ("Emerald"), DH2, Inc. ("DH2), Gary Hokin and Rob Rubin in Amendment No. One to a Schedule 13D filed with the Securities and Exchange Commission on January 27, 2003. Each of Emerald, DH2, Mr. Hokin and Mr Rubin reported having shared voting and dispositive powers over all shares listed. DH2 is the general partner of Emerald, Mr. Hokin is the sole director and the President of DH2. Mr. Rubin is the Managing Director of DH2. Each of DH2, Mr. Hokin and Mr. Rubin disclaims beneficial ownership of all shares listed.

(3) The Hasses are husband and wife. Mr. and Mrs. Hass are deemed to beneficially own all shares held directly or indirectly by either individual.

(4) Includes shares held directly and jointly with his spouse. Also includes 4,800 shares held by family members as to which beneficial ownership is disclaimed.

(5) Includes shares held directly and jointly with family members, as well as 11,251 shares subject to options granted under the Stock Option Plan which are currently exercisable.

(6) Includes 10,500 shares subject to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") which are currently exercisable.

(7) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, allocated to ESOP accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. This amount includes 38,663 shares in the aggregate subject to options granted under the Stock Option Plan which are currently exercisable.


                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the members of the Board. Approximately one-third of the directors are elected annually. Directors are elected to serve for a three-year period or until their respective successors are elected and qualified.

         The Company's bylaws provide that no person may serve as a director of the Company beyond the annual meeting of stockholders immediately following the director attaining 75 years of age. Because of this provision, Director James L. Ferstel, whose term expires this year, was not nominated for re-election. The Company thanks Director Ferstel for his dedication and many years of service. Absent an amendment to the bylaws removing or modifying the mandatory retirement provision (which is not contemplated at this time), Directors Rusher and Hass will be unable to serve beyond the 2004 annual meeting. Upon the retirement of Directors Rusher and Hass, the Board may select and appoint two individuals to replace the retiring directors for the remainder of the retirees' terms. Alternatively, the Board could choose to eliminate one or both of the vacant directorships by reducing the number of directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Nominating Committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, except as noted herein, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                             SHARES OF
                                                                             COMMON STOCK
                                                                             BENEFICIALLY       PERCENT
                              POSITION(S) HELD       DIRECTOR    TERM TO       OWNED AT            OF
         NAME       AGE(1)     IN THE COMPANY        SINCE(2)    EXPIRE     MARCH 3, 2003(3)     CLASS
----------------    ------    ----------------       --------    -------    ----------------    -------

                                                     NOMINEES
Gregory W. Rose      44       Director                 1997        2006           5,690           0.50

Mark W. Ferstel      38       Nominee                    --        2006           1,100           0.10

                                          DIRECTORS CONTINUING IN OFFICE
Elmer L. Hass        74       Director                 1968        2005         106,922(5)        9.36

Robert H. Rusher     74       Director                 1993        2005          76,495(4)        6.69

Frank J. Donati      50       Director                 1998        2005           4,600           0.40

Mary Ann Hass        70       Chairman of the          1962        2004         106,922(5)        9.36
                              Board

Joseph A. Graber     52       Director, President      1993        2004          88,737           7.69
                              and Chief Executive
                              Officer

(1) At December 31, 2002.

(2) Includes service as a director of the Bank.

(3) Amounts include shares held directly and jointly with family members, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 11,251, 2,500 and 3,750 shares subject to options granted under the Stock Option Plan to Messrs. Graber, Donati and Rose, respectively, all of which are currently exercisable.

(4) Includes shares held directly and jointly with his spouse, as well as 4,800 shares held by family members as to which beneficial ownership is disclaimed.

(5) Mr. and Mrs. Hass are husband and wife and may be deemed to beneficially own all shares held directly or indirectly by each other.

         The business experience of each director or director nominee of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         GREGORY W. ROSE - Mr. Rose is an owner, director and managing partner of Monarch Tool and Die Company and STAG Real Estate Holdings.

         MARK W. FERSTEL, C.P.A. - Mr. Ferstel is currently the Director of Finance with the U.S. Leasing Group of Comdisco, Inc. He also served as Director of Business Development for that group and worked in the areas of international accounting and finance for Comdisco. From 1995 to 1998 Mr. Ferstel served as Vice President of Consulting for Thoughtworks, Inc. where he was responsible for sales, business development and project management. Mr. Ferstel graduated from John Carroll University in 1986 with a BA in Accounting. He received his Masters Degree in Business Administration from DePaul University in 1990. Mr. Ferstel is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Illinois Association of Certified Public Accountant and the Equipment Leasors Association. Mark Ferstel is the son of Director James L. Ferstel, who will be retiring from the Board following the Meeting.

         ELMER L. HASS - Mr. Hass was employed as a foreman by Cragin Metal Products, Inc. from 1955 until his retirement on November 30, 1993. Mr. Hass is Mrs. Hass' husband.

         ROBERT H. RUSHER - Mr. Rusher retired in 1995 after serving as President and Chief Operating Officer of the Company since its formation in 1993, and President and Chief Operating Officer of the Bank since 1992. He was elected to the Bank's Board of Directors in 1960 while serving as attorney to the Bank, and was appointed an Advisory Director of the Bank in 1979. Before beginning his career with the Bank, Mr. Rusher was an associate with the law firm of Koch & Koch and a partner in the firm of Eley, Rusher and Koch. Mr. Rusher also served on the Board of Directors of the Chicagoland Association of Savings Institutions and the Lincoln Park Conservation Association. Mr. Rusher is the brother-in-law of Mrs. Hass.

         FRANK J. DONATI, C.P A. - Mr. Donati has served as President of Donati Financial Services, Inc., a consulting firm to financial institutions and corporations, since 1997. From 1991 to 1996, Mr. Donati was Senior Vice President of Finance at Bell Bancorp, Inc., the $1.9 billion holding company of Bell Federal Savings, Chicago, Illinois. He has also held the position of Senior Vice President, Chief Financial Officer and Treasurer at United Savings of America and was a senior audit manager at KPMG LLP. Mr. Donati is a graduate of DePaul University and a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

         MARY ANN HASS - Mrs. Hass has served as Chairman of the Board of the Company since its incorporation in 1993, and as Chairman of the Board of the Bank since 1968. She served as Chief Executive Officer of the Company from its incorporation in 1993 until her retirement in July 1998, and as Chief Executive Officer of the Bank from 1968 until July 1998. She has served in various capacities since beginning her career with the Bank in 1950. Mrs. Hass has served on the Board of Directors of the Illinois League of Financial Institutions; the Board of Trustees of the Latin School of Chicago; the Board of Directors of the New City YMCA, formerly known as ISHAM YMCA. She is also a past Chairman and Director of the Chicagoland Association of Savings Institutions; past President and Director of the Federal Savings and Loan Council of Illinois; and past President and Director of the Lincoln Park Chamber of Commerce. She also has served on the Board of Directors and the Supervisory Committee of the Norwood Park Catholic Credit Union. Mrs. Hass served on the Resource Development Committee of the Neighborhood Housing Services of Chicago, Inc. and is a member of The Economic Club of Chicago. Mrs. Hass has also served on the Publications Committee and the Housing Finance Development Committees of the International Union of Housing Finance Institutions. Mrs. Hass is the wife of Director Elmer
L. Hass and sister-in-law of Director Robert H. Rusher.

         JOSEPH A. GRABER - Mr. Graber was appointed Chief Executive Officer of the Company and the Bank in August 1998, following Mrs. Hass' retirement from these positions. Mr. Graber was appointed President of the Company and the Bank in 1995 after serving as Executive Vice President and Corporate Secretary of the Company since its formation in 1993, and Executive Vice President, Corporate Secretary and Advisory Director of the Bank since 1992. Mr. Graber also has served as Assistant Controller, Branch Manager, Vice President and Senior Vice President during his tenure with the Bank, which began in 1972. Mr. Graber is President and Chairman of the Board of Directors of the Chicagoland Association of Financial Institutions. He also has served on the Board of Directors of the Illinois League of Financial Institutions and serves on the Board of the Lincoln Park Chamber of Commerce. Mr. Graber is a member of the Bankers Club of Chicago and a past President of the Wilmette Kiwanis Club and has served on the Board of Directors of the Wilmette Chamber of Commerce, the Friends of the Near North Library and the Citizens Advisory Council for the Community Area Resident Economic Center. He was also Trustee of the Chicago Savings and Trust Forum and Chairman of the Lincoln Park Unit of the American Cancer Society.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF THE COMPANY'S BOARD OF DIRECTORS. The Company's Board of Directors meets as needed upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met eleven times during fiscal 2002. During fiscal 2002, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period that he or she served.

         The Board of Directors of the Company has standing Audit, Compensation and Allocation, Executive and Nominating Committees.

         The Audit Committee engages the independent auditors, reviews the results of the auditors' services, reviews with management the systems of internal control and internal audit reports and ensures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The current members of the Audit Committee are Messrs. Donati, Rusher, Rose and James Ferstel. This committee met three times during the fiscal year ended December 31, 2002. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

         The Compensation and Allocation Committee is currently comprised of Messrs. Hass, Rose, Donati and James Ferstel. This committee administers the Company's Stock Option Plan and the Recognition and Retention Plan, and reviews compensation and benefit matters. This committee did not meet during the fiscal year ended December 31, 2002.

         The Executive Committee is currently comprised of Mrs. Hass and Messrs. Graber and Rusher. To the extent authorized by the Board of Directors and the Company's Bylaws, this committee may exercise all of the authority of the Board of Directors between Board Meetings. Specifically, the committee works with senior management to accomplish the goals and objectives of the Company, and to formulate future business strategies. The Executive Committee did not meet during the fiscal year ended December 31, 2002.

         The Nominating Committee is currently comprised of Mrs. Hass and Messrs. Donati and Rusher and is responsible for selecting nominees for election as directors. The Nominating Committee met once during fiscal 2002. While the nominating committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such recommendations.

         MEETINGS AND COMMITTEES OF THE BANK'S BOARD OF DIRECTORS. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Bank's Board of Directors met 13 times during the year ended December 31, 2002. During fiscal 2002, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period he or she served.

         The Bank has standing Asset-Liability Risk Management/Disclosure, Compensation and Allocation, Community Reinvestment Act ("CRA"), Executive, Interest Rate and Loan Committees.

         The Asset-Liability Risk Management and Disclosure Committee evaluates the Bank's assets and liabilities and identifies problem assets. The committee also review disclosure issues and considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Mr. Graber, Mr. Caputo, Martin W. Trofimuk, Vice President and Treasurer of the Company and the Bank, Joseph M. Perri, Senior Vice President of the Bank and
D. Robert Harless, Assistant Vice

President and Controller of the Bank. This committee held four meetings during the year ended December 31, 2002.

         The Compensation and Allocation Committee establishes the salaries of Bank personnel and reviews other compensation and benefit matters. Messrs. Hass, Rose, Donati and James Ferstel are the current members of the Compensation and Allocation Committee. This committee met twice during fiscal 2002.

         The CRA Committee reviews the Bank's CRA Statement and the Bank's general overall compliance with the requirements of the CRA and makes recommendations to the Board on changes to the CRA Statement. During fiscal 2002, the CRA Committee was comprised of Mr. Graber, Joseph M. Perri, Senior Vice President of the Bank, Mark K. Metzger, Vice President of the Bank and Warren Rife, Assistant Vice President of the Bank. This committee meets quarterly to review lending and other CRA activities.

         The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee is currently comprised of Mrs. Hass and Messrs. Graber and Rose. The Executive Committee met four times during the fiscal year ended December 31, 2002.

         The Interest Rate Committee manages the Bank's interest rate risk and sets the interest rates paid by the Bank. The committee consists of Messrs. Graber, Caputo, Trofimuk and Ms. Catherine Harper, Vice President of the Bank, and meets once per week.

         The Loan Committee reviews and evaluates loans and approves loans and loan commitments, within the guidelines established by the Board. The current members of this committee are Messrs. Graber, Caputo, Perri and Harless. The Loan Committee meets as necessary to approve loan applications, review loan policies and set interest rates.

AUDIT COMMITTEE MATTERS

         AUDIT COMMITTEE REPORT. The Audit Committee of the Company's Board of Directors has taken the following actions with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2002.

o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2002 audited financial statements;

o The Audit Committee has discussed with the independent auditors of the Company's fiscal 2002 financial statements (Crowe, Chizek and Company
         LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

o Based on the review and discussion referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         The Audit Committee of the Company's Board of Directors:

                  Frank J. Donati, Chairman
                  Robert H. Rusher
                  James L. Ferstel
                  Gregory W. Rose

         INDEPENDENCE OF MEMBERS AND AUDIT COMMITTEE CHARTER. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

         The Company has adopted a written audit committee charter. A copy of the charter was attached to the Company's 2001 annual meeting proxy statement. That proxy statement was filed with the Securities and Exchange Commission on March 15, 2001.

DIRECTOR COMPENSATION

         The Bank's directors and advisory directors were each paid an annual retainer fee of $10,000 and an additional fee of $300 for each meeting of the Bank's Board of Directors attended during fiscal 2002. The Company's directors are paid a fee of $250 for each meeting of the Company's Board attended unless such meeting is held immediately following a meeting of the Bank's Board of Directors, in which case no fee is paid for the Company Board meeting. No fees are paid for attending Board committee meetings. In 2002, the Bank paid Crowe, Chizek and Company LLP $1,000 to prepare the joint personal 2001 federal and state income tax returns of Directors Elmer and Mary Ann Hass.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation for fiscal 2002 paid to Joseph A. Graber, the Company's and the Bank's President and Chief Executive Officer, and Victor E. Caputo, the Company's and the Bank's Executive Vice President and Secretary. No other executive officer earned a salary and bonus for fiscal 2002 in excess of $100,000.

=======================================================================================================================
                                               SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                                            LONG TERM COMPENSATION
                                                                      -----------------------------------
ANNUAL COMPENSATION                                                             AWARDS            PAYOUTS
                                                         OTHER        ------------------------    -------
                                                         ANNUAL       RESTRICTED                              ALL OTHER
                                                        COMPENSA-        STOCK       OPTIONS/      LTIP       COMPENSA-
      NAME AND                     SALARY     BONUS       TION          AWARD(S)       SARS       PAYOUTS       TION
 PRINCIPAL POSITION     YEAR       ($)(1)      ($)       ($)(2)           ($)          (#)          ($)        ($)(4)
-----------------------------------------------------------------------------------------------------------------------
Joseph A. Graber        2002     $162,150      ---        ---            ---           ---          ---         $36,440
President and Chief
Executive Officer       2001      156,150      ---        ---            ---           ---          ---          34,006

                        2000      148,150      ---        ---            ---           ---          ---          25,687
-----------------------------------------------------------------------------------------------------------------------
Victor E. Caputo        2002     $110,800      ---        ---          6,500(3)        ---          ---         $26,358
Executive Vice
President and           2001      106,500      ---        ---            ---           ---          ---          25,279
Secretary
                        2000      101,000      ---        ---            ---           ---          ---          19,083
=======================================================================================================================

(1) For Mr. Graber, includes director's fees of $14,150 for each of fiscal year 2002, 2001 and 2000. All salary amounts were paid by the Bank.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) Represents dollar value on January 1, 2002 (the date of grant) of award of 500 shares of restricted stock under the Company's Management Recognition and Retention Plan, based on the closing price per share of the Common Stock of $13.00 on December 31, 2001. Twenty percent of the award vested on the date of grant, with the remaining shares vesting in 20% increments on January 1, 2003, 2004, 2005 and 2006, respectively. As of December 31, 2002, based on the closing price per share of the Common Stock on that date of $14.84, the aggregate value of the restricted stock held by Mr. Caputo on that date was $5,936.

(4) Includes the dollar amount of term life insurance premiums paid by the Bank on behalf of the officer, and the dollar value, as of December 31, 2002, of contributions for 2002 to the officer's ESOP account, as follows: for Mr. Graber (i) 2002 - $414 and $35,171, (ii) 2001 - $414
         and $33,592, and (iii) 2000 - $414 and $25,273; for Mr. Caputo(i) 2002
         - $774 and $25,584, (ii) 2001 - $774 and $24,505, and (iii) 2000 - $774
         and $18,309. For Mr. Graber, amount for 2002 also includes taxable expenses of $855 incurred by the Bank for his spouse.


         The following table provides information for Messrs. Graber and Caputo as to stock options exercised during fiscal 2002 and the value of options held as of December 31, 2002. No options were granted to Mr. Graber or Mr. Caputo during fiscal 2002.

===================================================================================================================
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                       OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                                                                VALUE OF
                                                             NUMBER OF                         UNEXERCISED
                                                            UNEXERCISED                       IN-THE-MONEY
                                                            OPTIONS AT                         OPTIONS AT
                        SHARES                              FY-END (#)                        FY-END ($)(1)
                       ACQUIRED        VALUE       -----------------------------     -----------------------------
        NAME         ON EXERCISE      REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                         (#)            ($)           (#)              (#)             ($)              ($)
------------------------------------------------------------------------------------------------------------------
Joseph A. Graber         ---            ---          11,251            ---           $25,216           $---

Victor E. Caputo         ---            ---          10,500            ---           $54,015           $---
==================================================================================================================

(1) Represents the aggregate value (market price of the Common Stock less the exercise price) of the in-the- money options held based upon the option exercise prices of $7.75 per share for 2,504 shares, $11.69 per share for 1,747 shares and $14.56 per share for 7,000 shares for Mr. Graber and $7.75 per share for 7,500 shares and $14.56 per share for 3,000 shares for Mr. Caputo, and the closing price per share of the Common Stock on December 31, 2002 of $14.84, as reported on The Nasdaq Stock Market. An option is in-the-money if the market value per share of the Common Stock exceeds the exercise price of the option.

EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with Messrs. Graber, Caputo, Perri and Trofimuk. These agreements are intended to assist the Bank and the Company in maintaining a stable and competent management base. The continued success of the Bank and the Company depends significantly on the skills and competence of their officers. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary, discretionary bonuses as determined by the Bank's Board of Directors and an initial term of three years with respect to Messrs. Graber and Caputo, and one year with respect to Messrs. Perri and Trofimuk. The agreements provide for an extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a performance evaluation performed by disinterested members of the Board of Directors of the Bank. The term of each agreement has been extended pursuant to this provision on every anniversary of the agreement's effective date that has occurred since the execution of the agreement. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The agreements are also terminable by the employee upon 90 days notice to the Bank. The agreements guarantee participation in an equitable manner in employee benefits available to executive personnel of the Bank.

         The employment agreements provide that if the employee's employment is involuntarily terminated, other than for cause or due to death or disability, he will be entitled to continuation of his salary and insurance benefits for the remaining term of the agreement. If employment is involuntarily terminated, other than for cause or due to death, disability or specified violations of law, in connection with or within 12 months after a change in control of the Company or the Bank, the employee will be entitled to change in control benefits consisting of the continuation of his salary and the same health benefits for the remaining term of the agreement, plus a lump sum payment equal to a specified percentage of the employee's "base amount" of compensation for purposes of Section 280G of the Internal Revenue Code (299% for Messrs. Graber and Caputo, and 100% for Messrs. Perri and Trofimuk). These change in control benefits are limited so that in the aggregate they will not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes pursuant to Section 280G. The term "change in control" is defined in the employment agreements as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. The term "involuntary termination" is defined generally as termination of employment by the Bank without the employee's consent or by the employee following a material reduction of or interference with his duties, responsibilities or benefits without his consent.

         Based on their current salaries, if the employment of Messrs. Graber, Caputo, Perri and Trofimuk had been terminated as of December 31, 2002 under circumstances entitling them to change in control benefits as described above and without regard to any reductions that may be required under the agreements, they would have been entitled to receive lump sum cash payments of approximately $444,000, $332,000, 82,000 and $68,000, respectively.

CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. As required under Federal law, all loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Company's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank has made several loans to its directors and officers, or certain family members or affiliates thereof, in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with other persons and which did not involve more thanthe normal risk of collectibility or present other unfavorable features or which complied with applicable rules concerning loans to such persons in effect at the time when the loans were made.


                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Audit Committee of the Board of Directors has appointed Crowe, Chizek and Company LLP to be the Company's independent auditors for the 2003 fiscal year, subject to the ratification of the appointment by the Company's stockholders at the Meeting. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting and will respond to appropriate questions and have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         For the fiscal year ended December 31, 2002, Crowe, Chizek and Company LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees for these services:

         (a) Audit Fees: Aggregate fees for professional services rendered for the audit of the Company's fiscal 2002 annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that year:
                  $44,880.

         (b)      Financial Information Systems Design and Implementation Fees:
                  $0.

         (c)      All other fees: $8,700.

         The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by item (c) above is compatible with maintaining the independence of Crowe, Chizek and Company LLP.


                            III. STOCKHOLDER PROPOSAL

         Management receives suggestions and proposals throughout the year from stockholders, customers and others. Such proposals are welcomed, and management seeks to ensure that its views on the action it proposes to take in their implementation or rejection are communicated to the proponent. Some proposals from stockholders are presented to the Company in the form of resolutions, and they may be adopted and implemented by management after review with and agreement by their proponents, and therefore, need not be presented to the stockholders. Other resolutions from stockholders, like the one presented below, are properly presented to the Company, but are regarded by management as not being in the best interests of the Company and its stockholders, and are presented in the proxy materials to the stockholders for a vote as required by law.

         The name and address and the number of shares held by the stockholder submitting the following proposal will be furnished by the Company to any person either orally or in writing as requested, promptly upon the receipt of any oral or written request therefor.

PROPOSED RESOLUTION

         "RESOLVED, that the shareholders of North Bancshares, Inc. hereby recommend that the Board of Directors adopt a policy which prohibits individuals who are related by blood, marriage, adoption or who have the same residence as any other Director of the Company from serving as a Director of the Company; and which prohibits any former employee of the Company or any affiliate from serving as a Director of the Company until the passage of five years since the last date of such employment."

PROPONENT STATEMENT

         "Proponent believes that the Board of Directors should immediately adopt a policy to eliminate potential conflicts of interest - either real or perceived - created by virtue of multiple members of one family or by former employees serving on the Board of Directors of the Company.

         There have been significant changes in corporate governance mandated by both the Sarbanes-Oxley Act of 2002 and the steps being taken by NASDAQ to benefit investors by increasing the accountability and transparency of publicly traded companies. Prominent among these proposals are restrictions which strengthen corporate governance practices by moving to require that a majority of directors be independent and by tightening the definition of director independence. Family members and recent former employees will no longer be considered independent directors under the proposed NASDAQ rules.

         North Bancshares, Inc. has since its inception, suffered from the perception that its board is not sufficiently independent as a result of the fact that three members of its Board are related by blood or marriage. Morever, under direction of the Board of Directors, which included the three directors related by blood or marriage, the Company has suffered significant setbacks to the detriment of shareholders:

         o The Company failed to meet NASDAQ National Stock Market minimum listing requirements in 1997.

         o Since moving to the NASDAQ Small Cap Market, the Company's stock has had very low trading volume.

         o        The Company's stock price has fallen approximately 30% since
                  1998.

         Proponent believes that investor confidence, stock volume and stock performance would immediately improve should the Board of Directors adopt the shareholder proposal and appoint truly independent directors to oversee the operation of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL FOR THE REASONS STATED BELOW.

         The Board of Directors believes that having independent directors among its members is a central component of good corporate governance. The Board is well aware of the various provisions of the Sarbanes- Oxley Act of 2002 which address director independence, as well as the proposed changes to the Nasdaq listing standards in this area. The Company has always complied with the corporate governance provisions of the Nasdaq listing standards, and intends to fully comply with all amendments to such listing standards and make whatever changes, if any, are necessary to ensure continued compliance. The stockholder proposal, however, goes far beyond the proposed changes to the Nasdaq listing standards, to the point of needlessly limiting the flexibility of the Board and its nominating committee in proposing candidates whom it believes would best serve the interests of stockholders. In addition, the proponent's statement in favor of the proposal is both misguided and misleading.

         The proponent would have you believe that the stockholder proposal is consistent with the new law and Nasdaq proposals. This is not true. The Nasdaq Stock Market has proposed changes to its listing standards which would require that a majority of the members of the board of directors of a Nasdaq-listed company be "independent." The definition of "independence" under the new listing standards would not, as the proponent incorrectly suggests, prohibit multiple members of the same family or household from serving on a particular company's board of directors. Rather, independence pertains to relationships between a director and the company and its management. Limitations and prohibitions deal with issues such as payments to the director or related entities by the company other than for board service, significant levels of stock ownership and family relations with executive officers, not with other directors.

         The stockholder proposal also would prohibit any former employee of the Company from serving as a director for five years after the termination of his or her employment. The proposed changes to the Nasdaq listing standards do not contain such a prohibition, and for good reason. Such a prohibition would unnecessarily prevent a retiring chief executive officer or other senior officer from continuing to serve on the board after retirement. Having the OPTION to continue the Company's relationship with a departing executive through board service is desirable, as the executive would have significant institutional knowledge of the Company and experience in the industry. While a company may choose not to continue a relationship, we do not believe, and neither Sarbanes-Oxley nor the Nasdaq proposals require or suggest that such a relationship be required to be terminated.

         The proponent's statements regarding the Company's stock price performance and satisfaction of Nasdaq listing requirements are also misleading and, in some cases, simply not correct. The proponent incorrectly states that the Company failed to meet the Nasdaq National Market minimum listing requirements in 1997. In fact, the Company met these requirements throughout 1997, and completed a three-for-two stock split in December 1997, which improved the liquidity of the Company's stock. The Company did transfer to the Nasdaq SmallCap Market in March 2001 - not due to the Company's stock price performance, but merely as a result of not having a sufficient number of round lot holders of the Company's stock needed to remain on the National Market.

         The proponent further states that the Company's stock price has fallen approximately 30% since 1998. This statement should not be accorded much weight, however, since depending on the start date selected, the stock price performance over a particular period of time could range from dismal to outstanding. Indeed, the Company's stock was trading at $8.00 per share on January 28, 2000, which when compared with a closing price of $14.52 per share on February 4, 2003, reflects an 81.5% increase in value.

         As noted above, the Company has every intention of continuing to maintain compliance with all applicable corporate governance requirements. Although certain provisions may be burdensome, they are reasonably and rationally designed to increase investors' confidence in the capital markets. In contrast, the stockholder proposal appears to be designed as a personal attack against specific individual Board members. The Company intends to retain in its Bylaws a provision which requires mandatory retirement by directors at age 75. Two of the three individuals the proponent refers to as being related to one another will be retiring from the Board immediately following next year's annual meeting of stockholders, due to this mandatory retirement bylaw provision. The third individual, who was employed by the Company within the past five years, will have been retired from the Company for five years in August 2003. Accordingly, as a practical matter, the composition of the Company's Board will soon be consistent with the policies proposed by the shareholder proposal. The Board believes, however, that its hands should not be tied by this unduly restrictive proposal in the event that it desires in the future to appoint a family member of an existing director or allow a retiring executive to remain on the Board where the interests of stockholders would be served.

         ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

         The proposal will be approved if a majority of votes cast by the holders of shares are cast in favor of the proposal. However, the proposal is only advisory and is not binding on the Company's Board of Directors. The Board has not decided what action, if any, it will take should the proposal be approved.


              STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by the Company's Secretary at the Company's main office, located at 100 West North Avenue, Chicago, Illinois 60610-1399, no later than November 18, 2003 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than January 26, 2004. If, however, the date of the next annual meeting is before April 5, 2004 or after June 24, 2004, proposals must instead be received by the Company by the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made. The term "public announcement" means disclosure in a press release reported by a nationally recognized news service or in a document publicly filed by the Company with the Securities and Exchange Commission. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                  OTHER MATTERS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Victor E. Caputo
                                              Corporate Secretary

Chicago, Illinois
March 17, 2003

                             NORTH BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2003


     The undersigned hereby appoints the Board of Directors of North Bancshares, Inc. (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, located at 100 W. North Avenue, Chicago, Illinois on April 25, 2003 at 4:00 p.m., local time, and at any and all adjournments and postponements of the Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD, FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, "FOR" THE RATIFICATION OF THE APPOINTMENT OF
   AUDITORS NAMED IN ITEM 2 AND "AGAINST" THE STOCKHOLDER PROPOSAL IN ITEM 3.

1. The election as directors of all nominees listed below (except as marked to the contrary):

     [ ] FOR               [ ] VOTE WITHHELD             [ ] FOR ALL EXCEPT

   INSTRUCTION: TO VOTE FOR ALL NOMINEES, MARK "FOR." TO WITHHOLD YOUR VOTE FROM
                ALL NOMINEES, MARK "VOTE WITHHELD." TO VOTE FOR ONE NOMINEE, BUT NOT BOTH NOMINEES, MARK "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FROM WHOM YOU WISH TO WITHHOLD YOUR VOTE.

          GREGORY W. ROSE                              MARK W. FERSTEL

2. The ratification of the appointment of CROWE, CHIZEK and COMPANY LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

     [ ] FOR                     [ ] AGAINST                    [ ] ABSTAIN

3. The Stockholder proposal regarding the composition of the Board of Directors.

     [ ] FOR                     [ ] AGAINST                    [ ] ABSTAIN

                                    (Continued and to be SIGNED on Reverse Side)

     In its discretion, the Board of Directors, as proxy for the stockholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.


                    Dated: __________________


                    _________________________      _________________________
                    PRINT NAME OF STOCKHOLDER      PRINT NAME OF STOCKHOLDER


                    _________________________      _________________________
                    SIGNATURE OF STOCKHOLDER       SIGNATURE OF STOCKHOLDER


                    Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------